John Hancock Funds II
Supplement dated November 9, 2017 to the current Class NAV and Class 1 prospectuses (collectively, the prospectus), as may be supplemented

Core Bond Fund (the fund)

Effective May 1, 2018, Troy Ludgood will no longer serve as a portfolio manager of the fund. Thomas O’Connor, CFA will continue to be a portfolio manager of the fund.

Effective immediately, Maulik Bhansali, CFA, and Jarad Vasquez, are added as portfolio managers of the fund. Messrs. Bhansali, Ludgood, O’Connor, and Vasquez are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, the following replaces in its entirety the portfolio manager information in the “Fund summary” section of the prospectus under the heading “Portfolio management”:

Maulik Bhansali, CFA	Troy Ludgood*	Thomas O’Connor, CFA	Jarad Vasquez
Senior Portfolio Manager	Senior Portfolio Manager	Senior Portfolio Manager	Senior Portfolio Manager
Managed the fund since 2017	Managed the fund since 2008	Managed the fund since 2007	Managed the fund since 2017
*Effective May 1, 2018, Troy Ludgood will no longer serve as portfolio manager of the fund.

The following information modifies and supplements the portfolio manager information for the fund in the section entitled “Subadvisory Arrangements and Management Biographies,” under the section titled “Wells Capital Management Incorporated (WellsCap).”

Fund	Portfolio Managers
Core Bond Fund	Maulik Bhansali, CFA
Troy Ludgood*
Thomas O’Connor, CFA
Jarad Vasquez

▪
Maulik Bhansali, CFA. Senior Portfolio Manager of the Montgomery Fixed Income team at Wells Capital Management; joined Wells Capital Management in 2001; previously, he was an equity research analyst responsible for quantitative modeling and portfolio construction in addition to fundamental analysis; and served as a retirement actuary with Watson Wyatt Worldwide.

▪
Troy Ludgood. Senior Portfolio Manager and Co-Head of the Montgomery Fixed Income team at Wells Capital Management; joined Wells Capital Management in 2004; previously, he was a trader at Lehman Brothers, responsible for corporate, emerging markets, and non-dollar sovereign bonds.

*Effective May 1, 2018, Troy Ludgood will no longer serve as portfolio manager of the fund.

▪
Thomas O’Connor, CFA. Senior Portfolio Manager and Co-Head of the Montgomery Fixed Income team at Wells Capital Management; joined Wells Capital Management in 2003; joined Montgomery Asset Management and the team in 2000; previously he was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors).

▪
Jarad Vasquez.  Senior Portfolio Manager of the Montgomery Fixed Income team at Wells Capital Management; joined Wells Capital Management in 2007; previously, he was a trader at Susquehanna International Group where he traded MBS in a proprietary relative value strategy and equity options as a specialist on the Philadelphia Stock Exchange.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.

John Hancock Funds II
Supplement dated November 9, 2017 to the current Statement of Additional Information (the SAI), as may be supplemented

Core Bond Fund (the fund)

Effective May 1, 2018, Troy Ludgood will no longer serve as a portfolio manager of the fund. Thomas O’Connor, CFA will continue to be a portfolio manager of the fund.

Effective immediately, Maulik Bhansali, CFA, and Jarad Vasquez, are added as portfolio managers of the fund. Messrs. Bhansali, Ludgood, O’Connor, and Vasquez are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, the following information modifies and supplements the information presented in Appendix B of the SAI relating to Wells Capital Management (WellsCap) regarding the portfolio managers of the fund.

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table shows the portfolio managers at WellsCap who are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Fund	Portfolio Managers
Core Bond Fund	Maulik Bhansali, CFA, Troy Ludgood*, Thomas O’Connor, CFA, and Jarad Vasquez
*Effective May 1, 2018, Troy Ludgood will no longer serve as portfolio manager of the fund.

The following table reflects information regarding other accounts for which each portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the fund.

The following table reflects information as of August 31, 2017 for Messrs. Bhansali and Vasquez:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Maulik Bhansali	None	$0	None	$0	None	$0
Jarad Vasquez	None	$0	None	$0	None	$0

Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Maulik Bhansali	0	N/A	0	N/A	0	N/A
Jarad Vasquez	0	N/A	0	N/A	0	N/A

Ownership of fund shares. Neither of the portfolio managers listed in the above table beneficially owned any shares of the fund as of August 31, 2017.

You should read this Supplement in conjunction with the SAI and retain it for future reference.